September 20, 2005

Duncan-Hurst Aggressive Growth Fund
A series of Professionally Managed Portfolios
Supplement to Prospectus dated
July 29, 2005

Please note that effective September 28, 2005, the Duncan-Hurst Aggressive Growth Fund (“the Fund”) is liquidating and will be closed. The Fund was unable to maintain an economically viable size, which has led to a decision by the Board of Trustees, at the recommendation of the Adviser, to liquidate the Fund.

In preparation for the dissolution of the Fund, the Adviser is no longer actively investing the Fund’s portfolio in the stock market.

Shareholders of the Fund may redeem their investments as described in the Fund’s prospectus. Accounts not redeemed by September 28, 2005 will automatically be redeemed and cash proceeds will be sent to the address of record.

The Adviser and the Fund are appreciative of your support.

Please retain this Supplement with the Prospectus.
The date of this Supplement is September 20, 2005